EXHIBIT 99.4


[ASSURED GUARANTY LOGO] Assured Guaranty Corp.
                        1325 Avenue of the Americas
                        New York, NY 10019
                        212-974-0100
                        www.assuredguaranty.com
-------------------------------------------------------------------------------

                      Financial Guaranty Insurance Policy

Insured Obligations:  CWHEQ Revolving Home Equity   Policy No.:  D-2005-144
Loan Trust, Series 2005-J, Revolving Home Equity
Loan Asset Backed Notes, Series 2005-J, Class 1-A
Notes
                                                    Effective Date: December 29,
                                                                    2005


         Assured Guaranty Corp., a Maryland-domiciled insurance company ("Assured Guaranty"), in consideration of the payment of the premium and subject to the terms of this Policy (which includes each endorsement hereto), hereby unconditionally and irrevocably agrees to pay to the Trustee, for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts, which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

         Assured Guaranty will make payment of any amount required to be paid under this Policy following receipt of notice as described in Endorsement No. 1 hereto. Such payments of principal and interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Assured Guaranty, transferring to Assured Guaranty all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligations. Payment by Assured Guaranty to the Trustee for the benefit of the Holders shall discharge the obligations of Assured Guaranty under this Policy to the extent of such payment. Assured Guaranty shall be subrogated to the rights of each Holder to receive payments in respect of the Insured Obligations to the extent of any payment by Assured Guaranty under this Policy.

         In the event that the Trustee for the Insured Obligations has notice that any payment of principal of or interest on an Insured Obligation which has become Due for Payment and which has been made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Assured Guaranty to the extent of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 to this Policy).

         This Policy is non-cancelable by Assured Guaranty for any reason. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Assured Guaranty, nor against any risk other than Nonpayment, including the failure of the Trustee to remit amounts received to the Holders of Insured Obligations and any shortfalls attributable to taxes or withholding taxes, including interest and penalties in respect of such liability.

         To the fullest extent permitted by applicable law, Assured Guaranty hereby waives, in each case for the benefit of the Holders only, all rights and defenses of any kind that may be available to Assured Guaranty with respect to the obligation to pay the amounts due hereunder in full.

         This Policy (which includes each endorsement hereto) sets forth in full the undertaking of Assured Guaranty with respect to the subject matter hereof, and may not be modified, altered or affected by any other agreement or instrument, including without limitation any modification thereto or amendment thereof.

         This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

         THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

         Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the endorsement attached hereto.

         IN WITNESS WHEREOF, Assured Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

                                 ASSURED GUARANTY CORP.
             [SEAL]

                                 By: /s/ Howard W. Albert
                                     --------------------------
                                 Name: Howard W. Albert
                                 Title: Managing Director & Chief Credit Officer


Form FG002 04 05
Policy No.: D-2005-144

[ASSURED GUARANTY LOGO] Assured Guaranty Corp.
                        1325 Avenue of the Americas
                        New York, NY 10019
                        212-974-0100
                        www.assuredguaranty.com
-------------------------------------------------------------------------------

       Endorsement No. 1 to Financial Guaranty Insurance Policy


Attached to and forming a part of                      Effective Date: December
Financial Guaranty Insurance Policy No.: D-2005-144                    29, 2005
Issued To:  JPMorgan Chase Bank, N.A., as Indenture
Trustee for the Holders of the Revolving Home Equity
Loan Asset Backed Notes, Series 2005-J, Class 1-A Notes


      This endorsement forms a part of the Policy referenced above. To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Policy, the provisions of this endorsement shall govern.



SECTION 1.  Definitions
            -----------

      For purposes of the Policy, the following terms shall have the following meanings:

            "Beneficiary" means the Trustee, on behalf of, and for the benefit of the Holders of the Insured Obligations.

            "Business Day" means any day other than (i) a Saturday or Sunday, or (ii) any other day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in the City of New York, the State of Maryland, or the city in which the Corporate Trust Office of the Trustee or the Principal Office of the Master Servicer is located are authorized or required by law, executive order or governmental decree to be closed.

            "Deficiency Amount" means, for each Class of LIBOR Notes and each Payment Date, an amount equal to the sum of (i) the excess of the related Aggregate Investor Interest over the related Available Investor Interest for that Payment Date, and (ii) the related Guaranteed Principal Payment Amount; provided, however, that "Deficiency Amount" shall not include any additional amounts owing by the Issuer solely as a result of the failure by the Trustee to pay such amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default. In addition, "Deficiency Amount" does not include any Prepayment Interest Shortfalls, any Relief Act Shortfalls, Basis Risk Carryforward or any shortfall attributable to the liability of the Issuer, any REMIC, any holder of LIBOR Notes or the Trustee for withholding or other taxes including interest and penalties in respect of such liability, nor any risk other than nonpayment of an Insured Amount, including the failure of the Trustee to make any distribution required under the Indenture to the holders of the LIBOR Notes.

            "Due for Payment" means (i) with respect to current interest, the Payment Date on which such amount is due and payable pursuant to the terms of the Indenture (without giving effect to any acceleration thereof), (ii) with respect to the principal balance of the Insured Obligations, the Final Scheduled Payment Date and, (iii) with respect to a Preference Amount, the Business Day on which the documentation set forth in the fourth paragraph of Section 2 hereof has been Received by the Insurer.

            "Final Scheduled Payment Date" means the Payment Date occurring in February 2036.

            "Fiscal Agent" shall have the meaning assigned thereto in Section
      4.

            "Guaranteed Principal Payment Amount" for each Class of LIBOR Notes means

            (a) on the Final Scheduled Payment Date, the amount needed to pay the related outstanding Note Principal Balance (after giving effect to all allocations and payments for that Class of LIBOR Notes from sources other than the related Policy on that Payment Date),

            (b) for any Payment Date other than the Final Scheduled Payment Date, if the related Allocated Transferor Interest has been reduced to zero or below, the amount of the excess of the Note Principal Balance of that Class of LIBOR Notes (after giving effect to all allocations and payments of principal to be made on that Class of notes from




Policy No.: D-2005-144                2
      sources other than the Policy on that Payment Date) over the related Adjusted Loan Group Balance (at the end of the related Collection Period), and


            (c) for any other Payment Date, zero. All calculations under this Policy with respect to each Class of LIBOR Notes are made after giving effect to all other amounts distributable and allocable to principal on that Class of LIBOR Notes for that Payment Date.

            "Holder" means the registered owner of any Insured Obligation, but shall not include the Sellers, the Master Servicer, the Sponsor, the Depositor, the Issuer, and the Trustee or any of their respective affiliates.

            "Indenture" means the Indenture, dated as of December 29, 2005, between the Trustee and CWHEQ Revolving Home Equity Loan Trust, Series 2005-J without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer pursuant to the amendment provisions of such agreement.

            "Insolvency Proceeding" means the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement after the date hereof of any proceedings by or against any Person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings relating to that Person.

            "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of December 29, 2005, among the Insurer, the Seller, the Master Servicer, the Sponsor, the Depositor, the Issuer and the Trustee, as such agreement may be amended, modified or supplemented from time to time pursuant to the terms thereof.

            "Insured Amount" means, (a) with respect to any Payment Date and the Insured Obligations, the Deficiency Amount for such Payment Date and any Preference Amounts, and (b) with respect to any other date, any Preference Amount.

            "Insured Obligation" means the Revolving Home Equity Loan Asset Backed Notes, Series 2005-J, Class 1-A Notes issued under the Indenture.

            "Insured Payment" means, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Payment Date.

            "Insurer" means Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Policy.

            "Issuer" means the CWHEQ Revolving Home Equity Loan Trust, Series 2005-J.

            "Late Payment Rate" means, as of any date of calculation, the lesser of (a) the greater of (i) the per annum rate of interest publicly announced from time to time by JPMorgan Chase Bank, National Association, at its principal office in New York, New York as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank, National Association) plus 2%, and (ii) the then applicable rate of interest on the Insured Obligations and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

            "Nonpayment" means, with respect to any Payment Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Trustee pursuant to the Indenture are insufficient for payment in full of such Insured Amount.

            "Notice of Claim" means a claim in the form of Exhibit A hereto.

            "Order" means a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Issuer, to the effect that the Beneficiary or any holder of the related Class of LIBOR Notes is required to return or repay all or any portion of a Preference Amount.

            "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof

            "Policy" means Financial Guaranty Insurance Policy No. D-2005-144, together with each and every endorsement thereto.



Policy No.: D-2005-144                3

            "Preference Amount" means with respect to the LIBOR Notes, any payment of principal or interest previously distributed by or on behalf of the Issuer to a Holder of Insured Obligation by or on behalf of the Trustee, which would have been covered under the Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Payment Date for such payment, which has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

            "Receipt" and "Received" means actual delivery to the Insurer prior to 12:00 noon, New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, on a Business Day, shall be deemed to be "Received" on the next succeeding Business Day. For purposes of this definition, "actual delivery" to the Insurer means (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7, or
      (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Insurer at its facsimile number set forth in Section 7. If presentation is made by facsimile transmission, the Beneficiary (i) promptly shall confirm transmission by telephone to the Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7. If any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Policy by the Beneficiary is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim hereunder, "Receipt" by the Insurer shall be deemed not to have occurred, and the Insurer promptly shall so advise the Beneficiary. In such case, the Beneficiary may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the Insurer.

            "Reimbursement Amount" means, with respect to any Payment Date, the sum of (i)(x) all Insured Payments paid by the Insurer but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to the Indenture or the Insurance Agreement, plus (y) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments and (ii) without duplication (x) any amounts then due and owing to the Insurer under the Insurance Agreement, as certified to the Trustee by the Insurer plus (y) interest on such amounts at the Late Payment Rate.

            "Relief Act Shortfalls" means interest shortfalls resulting from the application of the Servicemembers Relief Act, as amended, or any similar state law.

            "Term of the Policy" means the period from and including the Effective Date to and including the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Obligations have been paid and (ii) the Final Scheduled Payment Date; provided, however, that in the event that any amount with respect to any Insured Payment paid to the Beneficiary pursuant to the Indenture during the Term of the Policy becomes a Preference Amount, the Insurer's obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Insurer pursuant to the terms hereof.

            "Trustee" means JPMorgan Chase Bank, N.A., not in its individual capacity but solely as indenture trustee under the Indenture, and any successor thereto under the Indenture.

      Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Indenture unless such amendment or modification has been approved in writing by the Insurer pursuant to the amendment provisions of the Indenture.


SECTION 2.  Claims

      The Beneficiary may make a claim under this Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Insurer a Notice of Claim, with appropriate insertions. Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim hereunder when Received by the Insurer.

      In the event that any amount shall be received by the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted hereunder, which amount had not been received when the Notice of Claim was prepared but which is received by the Beneficiary prior to the receipt of payment from the Insurer as contemplated by this Policy (any such amount, a "Recovery"), the Beneficiary immediately shall so notify the Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such Notice of Claim originally was prepared, without necessity of any action on the part of any Person, and the Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

      The Insurer will pay each Insured Amount that constitutes a Deficiency Amount, to the Beneficiary no later than 2:00 p.m., New York City time, on the later of (i) the date on which such Deficiency Amount becomes Due for Payment or (ii) the third Business Day following Receipt by the Insurer on a Business Day in New York, New York of a Notice of Claim as specified in the second preceding paragraph.



Policy No.: D-2005-144                4

      The Insurer will pay each Insured Amount that constitutes a Preference Amount, when due to be paid pursuant to an applicable Order, but in any event no earlier than the fourth Business Day following Receipt by the Insurer from the Beneficiary of (i) a certified copy of such Order, (ii) a certificate by or on behalf of the Beneficiary or any holder of the related Class of LIBOR Notes, as applicable, that such Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Beneficiary or the related holder of the related Class of LIBOR Notes, irrevocably assigning to the Insurer all rights and claims of such Beneficiary or holder against the estate of the Issuer or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (iv) a Notice of Claim appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order, and not to the Beneficiary or the holders of the related LIBOR Notes directly, unless such Beneficiary or holder has previously paid the Preference Amount over to such court or receiver, conservator, administrator, debtor-in-possession, or trustee in bankruptcy, in which case the Insurer will pay the Beneficiary on behalf of the holder of the related LIBOR Notes, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer, and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order.

      Notwithstanding the foregoing paragraph, in no event shall the Insurer be obligated to make any payment in respect of a Preference Amount prior to the date such Preference Amount is Due for Payment. In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Issuer in advance of the scheduled payment date therefor, nothing in this Policy shall be deemed to require the Insurer to make any payment hereunder in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

      No claim may be made hereunder except by the Beneficiary.


SECTION 3.  Payments

      Payments due hereunder in respect of Insured Amounts shall be disbursed to the Beneficiary by wire transfer of immediately available funds to an account of the Beneficiary specified in the applicable Notice of Claim.

      The Insurer's obligations hereunder in respect of Insured Payments shall be discharged to the extent that funds are transferred to the Beneficiary for payment to the holders of the related Class of LIBOR Notes as provided in the Notice of Claim, whether or not such funds are properly applied by the Beneficiary.


SECTION 4.  Fiscal Agent

      At any time during the Term of the Policy, the Insurer may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Beneficiary, specifying the name and notice address of such Fiscal Agent. From and after the date of receipt of such notice by the Beneficiary, copies of all notices and documents required to be delivered to the Insurer pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to the Insurer. All payments required to be made by the Insurer under this Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer. The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.


SECTION 5.  Subrogation

      The Insurer shall be fully subrogated to the rights of each Holder to any moneys paid or payable in respect of the Insured Obligations under the Operative Documents or otherwise to the extent of any payment by the Insurer hereunder and any interest due thereon. Any payment made by or on behalf of the Issuer to, and any amounts received under the Operative Documents for the benefit of, the Holders in respect of any Insured Amount forming the basis of a claim hereunder (which claim shall have been paid by the Insurer) shall be received and held in trust for the benefit of the Insurer and shall be paid over to the Insurer in accordance with the Indenture and the Insurance Agreement. The Beneficiary and each Holder shall cooperate in all reasonable respects, and at the expense of the Insurer, with any request by the Insurer for action to preserve or enforce the Insurer's rights and remedies in respect of the Issuer under the Insured Obligations, any related security arrangements or otherwise, including without limitation any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from the Issuer or the Beneficiary any amounts adjudged due or (iii) transfer to the Insurer, via absolute legal assignment, the Beneficiary's or such Holder's rights in respect of any Insured Amount which may form the basis of a claim hereunder.


Policy No.: D-2005-144                5

SECTION 6.  Assignment and Amendment

      This Policy may not be assigned by the Beneficiary without the prior written consent of the Insurer. Except with the prior written consent of the Beneficiary and the Insurer, the terms of this Policy may not be modified or altered by any other agreement.


SECTION 7.  Notices

      All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to the Insurer with respect to this Policy shall specifically refer to the number of this Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

      if to the Insurer:

            Assured Guaranty Corp.
            1325 Avenue of the Americas
            New York, New York   10019
            Attention:  Risk Management Department
            (CWHEQ 2005-J, Policy No. D-2005-144)
            Telephone: (212) 974-0100
            Telecopier: (212) 581-3268

            With a copy to the General Counsel at the above address and telecopier number.

            In each case in which a demand, notice or other communication to Assured Guaranty refers to a Default, an Event of Default, a claim on the Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate "URGENT MATERIAL ENCLOSED".

      if to the Beneficiary:

            JPMorgan Chase Bank, N.A.
            Worldwide Securities Services--CWHEQ 2005-J
            4 New York Plaza
            New York, New York  10004

            with a copy to:

            JPMorgan Chase Bank, N.A.
            Worldwide Securities Services-CWHEQ 205-J
            227 West Monroe Street
            26th Floor
            Chicago, IL 60606



      The Insurer or the Beneficiary may designate an additional or different address, or telephone or telecopier number, by prior written notice. Each notice, presentation, delivery and communication to the Insurer shall be effective only upon Receipt by the Insurer.


SECTION 8.  Premiums

      The Beneficiary shall pay or cause to be paid to the Insurer in accordance with the Indenture the premium payable to the Insurer in respect of this Policy as set forth in the premium letter, dated the date hereof, relating to this Policy. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the LIBOR Notes.


SECTION 9.  Termination

      This Policy and the obligations of the Insurer hereunder shall terminate upon the expiration of the Term of the Policy.


Policy No.: D-2005-144                6

SECTION 10.  No Waiver

      No waiver of any rights or powers of the Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Insurer or Beneficiary, as applicable. The waiver of any right by the Insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter.


SECTION 11.  Governing Law

      This Policy shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof, other than Section 5-1401 of the New York General Obligations Law).

SECTION 12.  Submission to Jurisdiction

      The Insurer hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court which hears appeals from any such court, in any action, suit or proceeding brought against it in connection with its obligations under this Policy, or for recognition or enforcement of any judgment with respect thereto, and the Insurer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such United States federal court. The Insurer agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, or in any other manner provided by applicable law. To the extent permitted by applicable law, the Insurer hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim (i) that it is not personally subject to the jurisdiction of such courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum, (iii) that the venue of the suit, action or proceeding is improper or (iv) that the subject matter thereof may not be litigated in or by such courts.

      IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Policy to be signed by its duly authorized officer to become effective and binding upon Assured Guaranty by virtue of such signature.

                                       ASSURED GUARANTY CORP.


                                       By:______________________________
                                       Name:
                                       Title:



Policy No.: D-2005-144                7

                                                                     EXHIBIT A




        NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS
        --------------------------------------------------------------


                                          [Insert Date]




Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York   10019
Attention:  General Counsel


      Reference is made to Financial Guaranty Insurance Policy No. D-2005-144 (the "Policy") issued by Assured Guaranty Corp. (the "Insurer"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Policy and the Indenture, dated as of December 29, 2005, between CWHEQ Revolving Home Equity Loan Trust, Series 2005-J, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee (the "Trustee") (the "Indenture"), as the case may be, unless the context otherwise requires.

      The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Insurer that:

      (i) The Trustee is the Trustee under the Indenture for the Holders.

      (ii) The relevant Payment Date is [insert applicable payment date].

      (iii) The amount due under clause (i) of the definition of Deficiency Amount for such Payment Date is $__________.

      (iv) The amount due under clause (ii) of the definition of Deficiency Amount for such Payment Date is $__________.

      (v) The sum of the amounts listed in paragraphs (iii) and (iv) above is $__________ (the "Deficiency Amount").

      (vi) The amount of previously distributed payments in respect of an Insured Obligation that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to an Insolvency Proceeding in accordance with a final nonappealable order of a court having competent jurisdiction is $[insert applicable amount] (the "Preference Amount").

      (vii) The total Insured Amount due is $__________, which amount equals the sum of the Deficiency Amount and the Preference Amount.

      (viii) The Trustee is making a claim under the Policy for the Insured Amount.

      (ix) The Trustee agrees that, following payment by the Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will insure that such funds are not applied for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Policy, and the proceeds of such claim.

      (iv) Payment should be made by wire transfer to the following account:

        JPMorgan Chase Bank, N.A.-Houston, TX, as indenture trustee ABA No.: 113000609
        Account Name: Houston Structured Finance
        Account No:     00103409232
        Reference:CWHEQ 2005-J

Policy No.: D-2005-144                8

      Upon payment of the applicable Deficiency Amount(s), the Insurer shall be subrogated to the rights of the Beneficiary with respect to such payment, to the extent set forth on the face page to the Policy and Section 5 of Endorsement No. 1 thereto.

      This Notice of Claim may be revoked at any time by written notice of such revocation by the Beneficiary to the Insurer.

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.


      IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the __ day of _________ of 20__.



                                 JPMORGAN CHASE BANK, N.A.,
                                   as Trustee


                                 By:______________________________
                                 Name:
                                 Title:





Policy No.: D-2005-144                9

66498.000003 RICHMOND 1604527v6
Policy No.: D-2005-144               10

[ASSURED GUARANTY LOGO] Assured Guaranty Corp.
                        1325 Avenue of the Americas
                        New York, NY 10019
                        212-974-0100
                        www.assuredguaranty.com
-------------------------------------------------------------------------------

                      Financial Guaranty Insurance Policy

Insured Obligations:  CWHEQ Revolving Home Equity   Policy No.:  D-2005-145
Loan Trust, Series 2005-J, Revolving Home Equity
Loan Asset Backed Notes, Series 2005-J, Class
2-A Notes
                                                    Effective Date: December 29,
                                                                    2005


      Assured Guaranty Corp., a Maryland-domiciled insurance company ("Assured Guaranty"), in consideration of the payment of the premium and subject to the terms of this Policy (which includes each endorsement hereto), hereby unconditionally and irrevocably agrees to pay to the Trustee, for the benefit of the Holders of the Insured Obligations, that portion of the Insured Amounts, which shall become Due for Payment but shall be unpaid by reason of Nonpayment.

      Assured Guaranty will make payment of any amount required to be paid under this Policy following receipt of notice as described in Endorsement No. 1 hereto. Such payments of principal and interest shall be made only upon presentation of an instrument of assignment in form and substance satisfactory to Assured Guaranty, transferring to Assured Guaranty all rights under such Insured Obligations to receive the principal of and interest on the Insured Obligations. Payment by Assured Guaranty to the Trustee for the benefit of the Holders shall discharge the obligations of Assured Guaranty under this Policy to the extent of such payment. Assured Guaranty shall be subrogated to the rights of each Holder to receive payments in respect of the Insured Obligations to the extent of any payment by Assured Guaranty under this Policy.

      In the event that the Trustee for the Insured Obligations has notice that any payment of principal of or interest on an Insured Obligation which has become Due for Payment and which has been made to a Holder by or on behalf of the Trustee has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with a final, nonappealable order of a court of competent jurisdiction, such Holder will be entitled to payment from Assured Guaranty to the extent of such recovery if sufficient funds are not otherwise available (in accordance with Endorsement No. 1 to this Policy).

      This Policy is non-cancelable by Assured Guaranty for any reason. The premium on this Policy is not refundable for any reason. This Policy does not insure against loss of any prepayment or other acceleration payment which at any time may become due in respect of any Insured Obligation, other than at the sole option of Assured Guaranty, nor against any risk other than Nonpayment, including the failure of the Trustee to remit amounts received to the Holders of Insured Obligations and any shortfalls attributable to taxes or withholding taxes, including interest and penalties in respect of such liability.

      To the fullest extent permitted by applicable law, Assured Guaranty hereby waives, in each case for the benefit of the Holders only, all rights and defenses of any kind that may be available to Assured Guaranty with respect to the obligation to pay the amounts due hereunder in full.

      This Policy (which includes each endorsement hereto) sets forth in full the undertaking of Assured Guaranty with respect to the subject matter hereof, and may not be modified, altered or affected by any other agreement or instrument, including without limitation any modification thereto or amendment thereof.

      This Policy shall be governed by, and shall be construed in accordance with, the laws of the State of New York.

      THIS POLICY IS NOT COVERED BY THE PROPERTY/CASUALTY INSURANCE SECURITY FUND SPECIFIED IN ARTICLE 76 OF THE NEW YORK INSURANCE LAW.

      Capitalized terms used and not defined herein shall have the meanings ascribed thereto in the endorsement attached hereto.

      IN WITNESS WHEREOF, Assured Guaranty has caused this Policy to be affixed with its corporate seal and to be signed by its duly authorized officer and to become effective and binding upon Assured Guaranty by virtue of such signature.

                                           ASSURED GUARANTY CORP.
              [SEAL]

                                           By: /s/ Howard W. Albert
                                               --------------------------
                                           Name:  Howard W. Albert
                                           Title:  Managing Director & Chief
                                                   Credit Officer



Policy No.: D-2005-145

[ASSURED GUARANTY LOGO] Assured Guaranty Corp.
                        1325 Avenue of the Americas
                        New York, NY 10019
                        212-974-0100
                        www.assuredguaranty.com
-------------------------------------------------------------------------------

              Endorsement No. 1 to Financial Guaranty Insurance Policy


Attached to and forming a part of                   Effective Date: December 29,
Financial Guaranty Insurance Policy No.: D-2005-145                 2005
Issued To: JPMorgan Chase Bank, N.A., as Indenture
Trustee for the Holders of the Revolving Home Equity Loan
Asset Backed Notes, Series 2005-J, Class 2-A Notes


      This endorsement forms a part of the Policy referenced above. To the extent the provisions of this endorsement conflict with the provisions of the above-referenced Policy, the provisions of this endorsement shall govern.



SECTION 1.  Definitions

      For purposes of the Policy, the following terms shall have the following meanings:

      "Beneficiary" means the Trustee, on behalf of, and for the benefit of the Holders of the Insured Obligations.

      "Business Day" means any day other than (i) a Saturday or Sunday, or
   (ii) any other day on which the New York Stock Exchange or the Federal Reserve is closed or on which banking institutions in the City of New York, the State of Maryland, or the city in which the Corporate Trust Office of the Trustee or the Principal Office of the Master Servicer is located are authorized or required by law, executive order or governmental decree to be closed.

      "Deficiency Amount" means, for each Class of LIBOR Notes and each Payment Date, an amount equal to the sum of (i) the excess of the related Aggregate Investor Interest over the related Available Investor Interest for that Payment Date, and (ii) the related Guaranteed Principal Payment Amount; provided, however, that "Deficiency Amount" shall not include any additional amounts owing by the Issuer solely as a result of the failure by the Trustee to pay such amount when due and payable, including, without limitation, any such additional amounts as may be attributable to penalties or default interest rates, amounts in respect of indemnification, or any other additional amounts payable by reason of such a default. In addition, "Deficiency Amount" does not include any Prepayment Interest Shortfalls, any Relief Act Shortfalls, Basis Risk Carryforward or any shortfall attributable to the liability of the Issuer, any REMIC, any holder of LIBOR Notes or the Trustee for withholding or other taxes including interest and penalties in respect of such liability, nor any risk other than nonpayment of an Insured Amount, including the failure of the Trustee to make any distribution required under the Indenture to the holders of the LIBOR Notes.

      "Due for Payment" means (i) with respect to current interest, the Payment Date on which such amount is due and payable pursuant to the terms of the Indenture (without giving effect to any acceleration thereof), (ii) with respect to the principal balance of the Insured Obligations, the Final Scheduled Payment Date, and (iii) with respect to a Preference Amount, the Business Day on which the documentation set forth in the fourth paragraph of Section 2 hereof has been Received by the Insurer.

      "Final Scheduled Payment Date" means the Payment Date occurring in February 2036.

      "Fiscal Agent" shall have the meaning assigned thereto in Section 4.

      "Guaranteed Principal Payment Amount" for each Class of LIBOR Notes means

         (a) on the Final Scheduled Payment Date, the amount needed to pay the related outstanding Note Principal Balance (after giving effect to all allocations and payments for that Class of LIBOR Notes from sources other than the related Policy on that Payment Date),


         (b) for any Payment Date other than the Final Scheduled Payment Date, if the related Allocated Transferor Interest has been reduced to zero or below, the amount of the excess of the Note Principal Balance of that Class of LIBOR Notes (after giving effect to all allocations and payments of principal to be made on that Class of notes from



Policy No.: D-2005-145
   sources other than the Policy on that Payment Date) over the related Adjusted Loan Group Balance (at the end of the related Collection Period), and


         (c) for any other Payment Date, zero. All calculations under this Policy with respect to each Class of LIBOR Notes are made after giving effect to all other amounts distributable and allocable to principal on that Class of LIBOR Notes for that Payment Date.

      "Holder" means the registered owner of any Insured Obligation, but shall not include the Sellers, the Master Servicer, the Sponsor, the Depositor, the Issuer, and the Trustee or any of their respective affiliates.

      "Indenture" means the Indenture, dated as of December 29, 2005, between the Trustee and CWHEQ Revolving Home Equity Loan Trust, Series 2005-J without regard to any amendment or supplement thereto unless such amendment or supplement has been approved in writing by the Insurer pursuant to the amendment provisions of such agreement.

      "Insolvency Proceeding" means the commencement after the date hereof of any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings by or against any Person, or the commencement after the date hereof of any proceedings by or against any Person for the winding up or the liquidation of its affairs, or the consent after the date hereof to the appointment of a trustee, conservator, administrator, receiver or liquidator in any bankruptcy, insolvency, readjustment of debt, reorganization, marshalling of assets and liabilities or similar proceedings relating to that Person.

      "Insurance Agreement" means the Insurance and Indemnity Agreement, dated as of December 29, 2005, among the Insurer, the Seller, the Master Servicer, the Sponsor, the Depositor, the Issuer and the Trustee, as such agreement may be amended, modified or supplemented from time to time pursuant to the terms thereof.

      "Insured Amount" means, (a) with respect to any Payment Date and the Insured Obligations, the Deficiency Amount for such Payment Date and any Preference Amounts, and (b) with respect to any other date, any Preference Amount.

      "Insured Obligation" means the Revolving Home Equity Loan Asset Backed Notes, Series 2005-J, Class 2-A Notes issued under the Indenture.

      "Insured Payment" means, with respect to any Payment Date, the aggregate amount actually paid by the Insurer to the Trustee in respect of Insured Amounts for such Payment Date.

      "Insurer" means Assured Guaranty Corp., a Maryland-domiciled insurance company, and any successor thereto, as issuer of the Policy.

      "Issuer" means the CWHEQ Revolving Home Equity Loan Trust, Series
   2005-J.

      "Late Payment Rate" means, as of any date of calculation, the lesser of
   (a) the greater of (i) the per annum rate of interest publicly announced from time to time by JPMorgan Chase Bank, National Association, at its principal office in New York, New York as its prime or base lending rate (any change in such rate of interest to be effective on the date such change is announced by JPMorgan Chase Bank, National Association) plus 2%, and (ii) the then applicable rate of interest on the Insured Obligations and (b) the maximum rate permissible under applicable usury or similar laws limiting interest rates. The Late Payment Rate shall be computed on the basis of the actual number of days elapsed over a year of 360 days.

      "Nonpayment" means, with respect to any Payment Date, an Insured Amount is Due for Payment but the funds, if any, remitted to the Trustee pursuant to the Indenture are insufficient for payment in full of such Insured Amount.

      "Notice of Claim" means a notice of claim in the form of Exhibit A hereto.

      "Order" means a final nonappealable order of a court or other body exercising jurisdiction in an Insolvency Proceeding by or against the Issuer, to the effect that the Beneficiary or any holder of the related Class of LIBOR Notes is required to return or repay all or any portion of a Preference Amount.

      "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated organization or government, or any agency or political subdivision thereof

      "Policy" means Financial Guaranty Insurance Policy No. D-2005-145, together with each and every endorsement thereto.

      "Preference Amount" means with respect to the LIBOR Notes, any payment of principal or interest previously distributed by or on behalf of the Issuer to a Holder of Insured Obligation by or on behalf of the Trustee, which would have


Policy No.: D-2005-145
   been covered under the Policy as a Deficiency Amount if there had been a shortfall in funds available to make such payment on the required Payment Date for such payment, which has been deemed a preferential transfer and has been recovered from such Holder pursuant to the United States Bankruptcy Code in accordance with an Order.

      "Receipt" and "Received" means actual delivery to the Insurer prior to 12:00 noon, New York City time, on a Business Day; provided, however, that delivery either on a day that is not a Business Day, or after 12:00 noon, New York City time, on a Business Day, shall be deemed to be "Received" on the next succeeding Business Day. For purposes of this definition, "actual delivery" to the Insurer means (i) the delivery of the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7, or (ii) facsimile transmission of the original Notice of Claim, notice or other applicable documentation to the Insurer at its facsimile number set forth in Section 7. If presentation is made by facsimile transmission, the Beneficiary (i) promptly shall confirm transmission by telephone to the Insurer at its telephone number set forth in Section 7, and (ii) as soon as is reasonably practicable, shall deliver the original Notice of Claim, notice or other applicable documentation to the Insurer at its address set forth in Section 7. If any Notice of Claim, notice or other documentation actually delivered (or attempted to be delivered) under the Policy by the Beneficiary is not in proper form or is not properly completed, executed or delivered, or otherwise is insufficient for the purpose of making a claim hereunder, "Receipt" by the Insurer shall be deemed not to have occurred, and the Insurer promptly shall so advise the Beneficiary. In such case, the Beneficiary may submit an amended Notice of Claim, notice or other documentation, as the case may be, to the Insurer.

      "Reimbursement Amount" means, with respect to any Payment Date, the sum of (i)(x) all Insured Payments paid by the Insurer but for which the Insurer has not been reimbursed prior to such Payment Date pursuant to the Indenture or the Insurance Agreement, plus (y) interest accrued on such Insured Payments not previously repaid, calculated at the Late Payment Rate from the date the Trustee received the related Insured Payments and (ii) without duplication (x) any amounts then due and owing to the Insurer under the Insurance Agreement, as certified to the Trustee by the Insurer plus
   (y) interest on such amounts at the Late Payment Rate.

      "Relief Act Shortfalls" means interest shortfalls resulting from the application of the Servicemembers Relief Act, as amended, or any similar state law.

      "Term of the Policy" means the period from and including the Effective Date to and including the date that is one year and one day following the earlier to occur of (i) the date on which all amounts required to be paid on the Insured Obligations have been paid and (ii) the Final Scheduled Payment Date; provided, however, that in the event that any amount with respect to any Insured Payment paid to the Beneficiary pursuant to the Indenture during the Term of the Policy becomes a Preference Amount, the Insurer's obligations with respect thereto shall remain in effect or shall be reinstated, as applicable, until payment in full by the Insurer pursuant to the terms hereof.

        "Trustee" means JPMorgan Chase Bank, N.A., not in its individual capacity but solely as indenture trustee under the Indenture, and any successor thereto under the Indenture.

      Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Indenture as of the date of execution of the Policy, without giving effect to any subsequent amendment to or modification of the Indenture unless such amendment or modification has been approved in writing by the Insurer pursuant to the amendment provisions of the Indenture.


SECTION 2.  Claims

      The Beneficiary may make a claim under this Policy for the amount of any Deficiency Amount by executing and delivering, or causing to be executed and delivered, to the Insurer a Notice of Claim, with appropriate insertions. Such Notice of Claim, when so completed and delivered, shall constitute proof of a claim hereunder when Received by the Insurer.

      In the event that any amount shall be received by the Beneficiary in respect of a Deficiency Amount forming the basis of a claim specified in a Notice of Claim submitted hereunder, which amount had not been received when the Notice of Claim was prepared but which is received by the Beneficiary prior to the receipt of payment from the Insurer as contemplated by this Policy (any such amount, a "Recovery"), the Beneficiary immediately shall so notify the Insurer (which notice shall include the amount of any such Recovery). The fact that a Recovery has been received by the Beneficiary shall be deemed to be incorporated in the applicable Notice of Claim as of the date such Notice of Claim originally was prepared, without necessity of any action on the part of any Person, and the Insurer shall pay the amount of the claim specified in the Notice of Claim as herein provided, net of the Recovery.

      The Insurer will pay each Insured Amount that constitutes a Deficiency Amount, to the Beneficiary no later than 2:00 p.m., New York City time, on the later of (i) the date on which such Deficiency Amount becomes Due for Payment or (ii) the third Business Day following Receipt by the Insurer on a Business Day in New York, New York of a Notice of Claim as specified in the second preceding paragraph.

      The Insurer will pay each Insured Amount that constitutes a Preference Amount, when due to be paid pursuant to an applicable Order, but in any event no earlier than the fourth Business Day following Receipt by the Insurer from the Beneficiary of (i) a certified copy of such Order, (ii) a certificate by or on behalf of the Beneficiary or any holder of the related Class of



Policy No.: D-2005-145

LIBOR Notes, as applicable, that such Order has been entered and is not subject to any stay, (iii) an assignment, in form and substance satisfactory to the Insurer, duly executed and delivered by the Beneficiary or the related holder of the related Class of LIBOR Notes, irrevocably assigning to the Insurer all rights and claims of such Beneficiary or holder against the estate of the Issuer or otherwise, which rights and claims relate to or arise under or with respect to the subject Preference Amount, and (iv) a Notice of Claim appropriately completed and executed by the Beneficiary. Such payment shall be disbursed to the receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order, and not to the Beneficiary or the holders of the related LIBOR Notes directly, unless such Beneficiary or holder has previously paid the Preference Amount over to such court or receiver, conservator, administrator, debtor-in-possession, or trustee in bankruptcy, in which case the Insurer will pay the Beneficiary on behalf of the holder of the related LIBOR Notes, subject to the delivery of (a) the items referred to in clauses (i), (ii), (iii) and (iv) above to the Insurer, and (b) evidence satisfactory to the Insurer that payment has been made to such court or receiver, conservator, administrator, debtor-in-possession or trustee in bankruptcy named in the related Order.

      Notwithstanding the foregoing paragraph, in no event shall the Insurer be obligated to make any payment in respect of a Preference Amount prior to the date such Preference Amount is Due for Payment. In the event that the payment of any amount in respect of any Insured Amount is accelerated or must otherwise be paid by the Issuer in advance of the scheduled Payment Date therefor, nothing in this Policy shall be deemed to require the Insurer to make any payment hereunder in respect of any such Insured Amount prior to the date such Insured Amount otherwise would have been Due for Payment without giving effect to such acceleration, unless the Insurer in its sole discretion elects to make any prior payment, in whole or in part, with respect to any such Insured Amount.

      No claim may be made hereunder except by the Beneficiary.


SECTION 3.  Payments

      Payments due hereunder in respect of Insured Amounts shall be disbursed to the Beneficiary by wire transfer of immediately available funds to an account of the Beneficiary specified in the applicable Notice of Claim.

      The Insurer's obligations hereunder in respect of Insured Payments shall be discharged to the extent that funds are transferred to the Beneficiary for payment to the holders of the related Class of LIBOR Notes as provided in the Notice of Claim, whether or not such funds are properly applied by the Beneficiary.


SECTION 4.  Fiscal Agent

      At any time during the Term of the Policy, the Insurer may appoint a fiscal agent (the "Fiscal Agent") for purposes of this Policy by written notice to the Beneficiary, specifying the name and notice address of such Fiscal Agent. From and after the date of receipt of such notice by the Beneficiary, copies of all notices and documents required to be delivered to the Insurer pursuant to this Policy shall be simultaneously delivered to the Fiscal Agent and to the Insurer. All payments required to be made by the Insurer under this Policy may be made directly by the Insurer or by the Fiscal Agent on behalf of the Insurer. The Fiscal Agent is the agent of the Insurer only, and the Fiscal Agent shall in no event be liable to the Beneficiary for any acts of the Fiscal Agent or any failure of the Insurer to deposit, or cause to be deposited, sufficient funds to make payments due under this Policy.


SECTION 5.  Subrogation

      The Insurer shall be fully subrogated to the rights of each Holder to any moneys paid or payable in respect of the Insured Obligations under the Operative Documents or otherwise to the extent of any payment by the Insurer hereunder and any interest due thereon. Any payment made by or on behalf of the Issuer to, and any amounts received under the Operative Documents for the benefit of, the Holders in respect of any Insured Amount forming the basis of a claim hereunder (which claim shall have been paid by the Insurer) shall be received and held in trust for the benefit of the Insurer and shall be paid over to the Insurer in accordance with the Indenture and the Insurance Agreement. The Beneficiary and each Holder shall cooperate in all reasonable respects, and at the expense of the Insurer, with any request by the Insurer for action to preserve or enforce the Insurer's rights and remedies in respect of the Issuer under the Insured Obligations, any related security arrangements or otherwise, including without limitation any request to (i) institute or participate in any suit, action or other proceeding, (ii) enforce any judgment obtained and collect from the Issuer or the Beneficiary any amounts adjudged due or (iii) transfer to the Insurer, via absolute legal assignment, the Beneficiary's or such Holder's rights in respect of any Insured Amount which may form the basis of a claim hereunder.


SECTION 6.  Assignment and Amendment

      This Policy may not be assigned by the Beneficiary without the prior written consent of the Insurer. Except with the prior written consent of the Beneficiary and the Insurer, the terms of this Policy may not be modified or altered by any other agreement.


Policy No.: D-2005-145

SECTION 7.  Notices

      All notices, presentations, transmissions, deliveries and communications made by the Beneficiary to the Insurer with respect to this Policy shall specifically refer to the number of this Policy, shall be in writing (except as otherwise specifically provided herein) and shall be mailed by registered mail or personally delivered or telecopied to the recipient as follows:

      if to the Insurer:

            Assured Guaranty Corp.
            1325 Avenue of the Americas
            New York, New York   10019
            Attention:  Risk Management Department
            (CWHEQ 2005-J, Policy No. D-2005-145)
            Telephone: (212) 974-0100
            Telecopier: (212) 581-3268

            With a copy to the General Counsel at the above address and telecopier number.

            In each case in which a demand, notice or other communication to Assured Guaranty refers to a Default, an Event of Default, a claim on the Policy or any event with respect to which failure on the part of Assured Guaranty to respond shall be deemed to constitute consent or acceptance, then such demand, notice or other communication shall be marked to indicate "URGENT MATERIAL ENCLOSED".

      if to the Beneficiary:

            JPMorgan Chase Bank, N.A.
            Worldwide Securities Services--CWHEQ 2005-J
            4 New York Plaza
            New York, New York  10004

            with a copy to:

            JPMorgan Chase Bank, N.A.
            Worldwide Securities Services-CWHEQ 205-J
            227 West Monroe Street
            26th Floor
            Chicago, IL 60606


      The Insurer or the Beneficiary may designate an additional or different address, or telephone or telecopier number, by prior written notice. Each notice, presentation, delivery and communication to the Insurer shall be effective only upon Receipt by the Insurer.


SECTION 8.  Premiums

      The Beneficiary shall pay or cause to be paid to the Insurer in accordance with the Indenture the premium payable to the Insurer in respect of this Policy as set forth in the premium letter, dated the date hereof, relating to this Policy. The premium on this Policy is not refundable for any reason including payment, or provision being made for payment, prior to maturity of the LIBOR Notes.


SECTION 9.  Termination

      This Policy and the obligations of the Insurer hereunder shall terminate upon the expiration of the Term of the Policy.


SECTION 10.  No Waiver

      No waiver of any rights or powers of the Insurer or the Beneficiary, or any consent by either of them, shall be valid unless in writing and signed by an authorized officer or agent of the Insurer or Beneficiary, as applicable. The waiver of any right by the Insurer or the Beneficiary, or the failure promptly to exercise any such right, shall not be construed as a waiver of any other right to exercise the same at any time thereafter.


SECTION 11.  Governing Law

      This Policy shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws provisions thereof, other than Section 5-1401 of the New York General Obligations Law).



Policy No.: D-2005-145

SECTION 12.  Submission to Jurisdiction

      The Insurer hereby irrevocably submits to the jurisdiction of the United States District Court for the Southern District of New York and any court in the State of New York located in the City and County of New York, and any appellate court which hears appeals from any such court, in any action, suit or proceeding brought against it in connection with its obligations under this Policy, or for recognition or enforcement of any judgment with respect thereto, and the Insurer hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard or determined in such New York State court or, to the extent permitted by law, in such United States federal court. The Insurer agrees that a final judgment in any such action, suit or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment, or in any other manner provided by applicable law. To the extent permitted by applicable law, the Insurer hereby waives and agrees not to assert by way of motion, as a defense or otherwise in any such suit, action or proceeding, any claim (i) that it is not personally subject to the jurisdiction of such courts, (ii) that the suit, action or proceeding is brought in an inconvenient forum, (iii) that the venue of the suit, action or proceeding is improper or (iv) that the subject matter thereof may not be litigated in or by such courts.

      IN WITNESS WHEREOF, Assured Guaranty has caused this Endorsement to the Policy to be signed by its duly authorized officer to become effective and binding upon Assured Guaranty by virtue of such signature.

                                         ASSURED GUARANTY CORP.


                                         By:___________________________
                                         Name:
                                         Title:

Policy No.: D-2005-145

                                                                     EXHIBIT A



        NOTICE OF NONPAYMENT AND DEMAND FOR PAYMENT OF INSURED AMOUNTS
        --------------------------------------------------------------


                                          [Insert Date]




Assured Guaranty Corp.
1325 Avenue of the Americas
New York, New York   10019
Attention:  General Counsel


      Reference is made to Financial Guaranty Insurance Policy No. D-2005-145 (the "Policy") issued by Assured Guaranty Corp. (the "Insurer"). Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Policy and the Indenture, dated as of December 29, 2005, between CWHEQ Revolving Home Equity Loan Trust, Series 2005-J, as issuer, and JPMorgan Chase Bank, N.A., as indenture trustee (the "Trustee") (the "Indenture"), as the case may be, unless the context otherwise requires.

    The undersigned, a duly authorized officer of the Trustee, hereby certifies to the Insurer that:

      (i) The Trustee is the Trustee under the Indenture for the Holders.

      (ii) The relevant Payment Date is [insert applicable payment date].

      (iii) The amount due under clause (i) of the definition of Deficiency Amount for such Payment Date is $__________.

      (iv) The amount due under clause (ii) of the definition of Deficiency Amount for such Payment Date is $__________.

      (v) The sum of the amounts listed in paragraphs (iii) and (iv) above is $__________ (the "Deficiency Amount").

      (vi) The amount of previously distributed payments in respect of an Insured Obligation that is recoverable and sought to be recovered as a voidable preference by a trustee in bankruptcy pursuant to an Insolvency Proceeding in accordance with a final nonappealable order of a court having competent jurisdiction is $[insert applicable amount] (the "Preference Amount").

      (vii) The total Insured Amount due is $__________, which amount equals the sum of the Deficiency Amount and the Preference Amount.

      (viii) The Trustee is making a claim under the Policy for the Insured Amount.

      (ix) The Trustee agrees that, following payment by the Insurer made with respect to the Insured Amount, which is the subject of this Notice of Claim, it (a) will cause such amounts to be applied directly to the payment of the applicable Insured Amount; (b) will insure that such funds are not applied for any other purpose; and (c) will cause an accurate record of such payment to be maintained with respect to the appropriate Insured Amount(s), the corresponding claim on the Policy, and the proceeds of such claim.

      (iv) Payment should be made by wire transfer to the following account:

        JPMorgan Chase Bank, N.A.-Houston, TX, as indenture trustee ABA No.: 113000609
        Account Name: Houston Structured Finance
        Account No:     00103409232
        Reference:CWHEQ 2005-J


Policy No.: D-2005-145

      Upon payment of the applicable Deficiency Amount(s), the Insurer shall be subrogated to the rights of the Beneficiary with respect to such payment, to the extent set forth on the face page to the Policy and Section 5 of Endorsement No. 1 thereto.

      This Notice of Claim may be revoked at any time by written notice of such revocation by the Beneficiary to the Insurer.

      ANY PERSON WHO KNOWINGLY AND WITH INTENT TO DEFRAUD ANY INSURANCE COMPANY OR OTHER PERSON FILES AN APPLICATION FOR INSURANCE OR STATEMENT OF CLAIM CONTAINING ANY MATERIALLY FALSE INFORMATION, OR CONCEALS FOR THE PURPOSE OF MISLEADING, INFORMATION CONCERNING ANY FACT MATERIAL THERETO, COMMITS A FRAUDULENT INSURANCE ACT, WHICH IS A CRIME AND SHALL ALSO BE SUBJECT TO A CIVIL PENALTY NOT TO EXCEED FIVE THOUSAND DOLLARS AND THE STATED VALUE OF THE CLAIM FOR EACH SUCH VIOLATION.


      IN WITNESS WHEREOF, the undersigned has executed and delivered this Notice of Claim as of the __ day of _________ of 20__.



                                      JPMORGAN CHASE BANK, N.A.,
                                        as Trustee


                                      By:  ______________________________
                                      Name:
                                      Title:




Policy No.: D-2005-145